united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/23

Item 1. Reports to Stockholders.

Annual Report
September 30, 2023

1-877-413-3228
www.13DActivistFund.com

Distributed by Foreside Financial Services, LLC
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

TO THE SHAREHOLDERS OF THE 13D ACTIVIST FUND

SEPTEMBER 30, 2023

For the fiscal year ending September 30, 2023 the 13D Activist Fund (the “Fund”) returned 5.49% net of fees and expenses (versus 11.28% for the Russell 2500)1,2. While we are always happy to provide a positive return for our investors, it was a disappointing year versus our benchmark.

While we can blame some of the relative performance this year on the surging tech market and the Magnificent Seven*, the fact is that activists have generally not been getting it done this year. When we look at the universe of presently live 13Ds of $1 billion+ market cap companies that are engaged by a premier activist (i.e., the type of investment we screen for), the average return is down -5.86% as of September 30, 2023. Of the stocks in that universe that we have in our portfolio, the average return is -2.43% and of the stocks we opted not to invest in, the average return is -10.81%. This is an important analysis we like to do to determine if we are the case of the underperformance and how we can do better. While we are not happy to be underperforming, we are glad we could minimize the underperformance that activism has been experiencing for the past 12 months.

However, we do not think that the activists are at fault either. While anyone could always do better, we believe that this is more timing than anything else and activism is alive and well, though turning this around will take time and is often a “J” curve. Activists are value investors who conduct comprehensive, in-depth research to identify undervalued companies and then create their own catalyst to close the valuation gap. In down markets, the gap between price and value gets larger and gives activists many more opportunities. In down markets it is harder for bad management teams to hide, and in inflationary environments with higher interest rates, it is harder for bad management to use financial engineering to mask inferior business plans. Moreover, in down markets, it is easier to get the support of other shareholders, whose portfolios are also down. And in times when investors cannot rely on the beta of markets for returns, the activist catalyst becomes so much more valuable in generating returns or providing some downside risk mitigation. We do expect that activist campaigns will continue to increase and that activists will implement their activist agendas over time and create value for shareholders like us.

As a value fund with little growth stock exposure, our performance relative to our benchmark, which has growth stock exposure, is expected to be choppy, but we believe it to be consistent in the long term. For investors in the Fund since its inception in December 2011, coming into this year the Fund has delivered a return, net of all fees and expenses, greater than our Russell 2500 benchmark. 2023 has been a disappointing year for the Fund, but we believe there is as much embedded value in our portfolio as we have ever had in our history. For investors who believe activism to be a value enhancing strategy over a full cycle, we believe this is an ideal time to allocate to that strategy. We will continue to provide a liquid, lower cost and diversified option to access those types of investments.3

Thank you very much for your support. We hope to continue to bring our investors, over the next fiscal year and beyond, the outsized returns we believe an activist strategy offers.

Ken Squire

[1]	Returns are shown for the Fund’s Class I share class (DDDIX) net of the fees and expenses. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance data above. There can be no assurance that the Fund will achieve its goals or avoid losses.

[2]	Indices are provided for general comparison purposes only and may include holdings that are substantially different than investments held by the Fund and do not reflect the strategy of the Fund. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that may differ from the Fund. The indices do not reflect the deduction of fees or expenses. Performance of equity indices reflects the reinvestment of dividends. Indices are unmanaged and investors cannot invest in an index. The Russell 2500 Total Return Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500 is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

[3]	Diversification does not assure a profit, nor does it protect against a loss. Mutual Fund investing involves risk including loss of principal. Overall stock market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth, market conditions, interest rate levels, and political events affect the U.S. securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

*	Alphabet, Nvidia, Apple, Tesla, Microsoft, Meta and Amazon.

13D Activist Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2023

The Fund’s performance figures* for the periods ended September 30, 2023, compared to its benchmark:

				Inception** -	Inception*** -
				September 30,	September 30,
Annualized Average Returns:	One Year	Five Year	Ten Year	2023	2023	NAV
13D Activist Fund - Class A	5.19%	3.35%	6.84%	9.86%	N/A	$18.92
13D Activist Fund - Class A w/ load	-0.85%	2.13%	6.21%	9.31%	N/A	$20.07
13D Activist Fund - Class C	4.42%	2.58%	6.04%	N/A	8.13%	$18.08
13D Activist Fund - Class C w/ CDSC	3.47%	2.58%	6.04%	N/A	8.13%	N/A
13D Activist Fund - Class I	5.49%	3.61%	7.11%	10.15%	N/A	$19.64 ^
Russell 2500 Total Return Index (a)	11.28%	4.55%	7.90%	10.41%	9.74%	N/A
Russell 2000 Total Return Index (b)	8.93%	2.40%	6.65%	9.31%	8.76%	N/A

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expenses are 1.76%, 2.51% and 1.51%, including acquired fund fees and expenses (“AFFE”) of 0.01% for each share class, for Class A, C and I shares, respectively, per the January 30, 2023 Prospectus. Class A shares are subject to a maximum sales charge of 5.75% on purchases. Class A and Class C shares are subject to a contingent deferred sales charge (“CDSC”) of up to 1.00%. The Class I returns are calculated using the traded NAV on September 29, 2023. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-877-413-3228.

**	Inception date for Class A and Class I shares is December 28, 2011.

***	Inception for Class C shares date is December 11, 2012.

^	Traded NAV on September 29,2023.

(a)	The Russell 2500 Total Return Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. It is a market cap-weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of US-based listed equities. Investors cannot invest directly in an index or benchmark.

(b)	The Russell 2000 Total Return Index is a broad index, featuring 2,000 stocks that cover the small market capitalizations. It is a market cap-weighted index that includes the smallest 2,000 companies covered in the Russell 3000 universe of US-based listed equities. This index has been selected because it is more reflective of the Fund’s portfolio holdings. Investors cannot invest directly in an index or benchmark.

13D Activist Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2023

Portfolio Composition as of September 30, 2023

Top 10 Holdings By Industry	% of Net Assets
Retail - Discretionary	10.4%
Technology Services	9.8%
Construction Materials	8.2%
Food	7.5%
Containers & Packaging	7.4%
BioTech & Pharma	6.9%
Software	5.9%
Automotive	5.8%
Internet Media & Services	5.0%
Publishing & Broadcasting	4.7%
Other Industries, Cash & Cash Equivalents	28.4%
100.0%

Holdings are subject to change.

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

13D ACTIVIST FUND
SCHEDULE OF INVESTMENTS
September 30, 2023

Shares		Fair Value
	COMMON STOCKS — 92.6%
	AEROSPACE & DEFENSE - 4.4%
189,169	Mercury Systems, Inc.(a)	$7,016,278

	ASSET MANAGEMENT - 2.2%
139,300	Janus Henderson Group plc	3,596,726

	AUTOMOTIVE - 5.8%
75,658	Autoliv, Inc.	7,299,484
140,316	Dana, Inc.	2,058,436
		9,357,920
	BIOTECH & PHARMA - 6.9%
1,228,377	Amarin Corp plc - ADR(a)	1,130,107
455,728	Exelixis, Inc.(a)	9,957,656
1	Ironwood Pharmaceuticals, Inc.(a)	10
		11,087,773
	CONSTRUCTION MATERIALS - 8.2%
86,662	Knife River Corporation(a)	4,231,705
450,200	MDU Resources Group, Inc.	8,814,916
		13,046,621
	CONTAINERS & PACKAGING - 7.4%
135,122	Crown Holdings, Inc.	11,955,595

	ELECTRIC UTILITIES - 1.6%
423,226	Algonquin Power & Utilities Corporation	2,505,498

	FOOD - 7.5%
276,497	TreeHouse Foods, Inc.(a)	12,049,740

	GAS & WATER UTILITIES - 0.0%(b)
1	Southwest Gas Holdings, Inc.	60

	INTERNET MEDIA & SERVICES - 5.0%
108,726	GoDaddy, Inc., Class A(a)	8,097,912

See accompanying notes to financial statements.

13D ACTIVIST FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Fair Value
	COMMON STOCKS — 92.6% (Continued)
	LEISURE FACILITIES & SERVICES - 1.4%
90,692	Bloomin’ Brands, Inc.	$2,230,116

	MEDICAL EQUIPMENT & DEVICES - 1.1%
19,513	Masimo Corporation(a)	1,710,900

	PUBLISHING & BROADCASTING - 4.7%
720,132	Pearson plc - ADR	7,590,191

	RETAIL - CONSUMER STAPLES - 0.0%(b)
1	Dollar Tree, Inc.(a)	106

	RETAIL - DISCRETIONARY - 10.4%
30,917	Asbury Automotive Group, Inc.(a)	7,113,074
1	Bath & Body Works, Inc.	34
146,002	Freshpet, Inc.(a)	9,618,612
		16,731,720
	SEMICONDUCTORS - 3.9%
125,152	Azenta, Inc.(a)	6,281,379

	SOFTWARE - 5.9%
42,048	Envestnet, Inc.(a)	1,851,373
83,284	Wix.com Ltd.(a)	7,645,472
		9,496,845
	TECHNOLOGY SERVICES - 9.8%
297,081	Green Dot Corporation, Class A(a)	4,138,338
78,911	Insight Enterprises, Inc.(a)	11,481,551
		15,619,889
	TRANSPORTATION & LOGISTICS - 1.7%
25,339	Canadian National Railway Company	2,744,974

	WHOLESALE - CONSUMER STAPLES - 4.7%
189,142	US Foods Holding Corporation(a)	7,508,937

See accompanying notes to financial statements.

13D ACTIVIST FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2023

Shares		Fair Value
	TOTAL COMMON STOCKS (Cost $137,435,509)	$148,629,180

	ESCROW SHARES – 0.0%
327,017	Pershing Square Tontine Holdings Ltd.(a)(c)(d) (Cost $0)	—

	SHORT-TERM INVESTMENTS — 5.8%
	MONEY MARKET FUNDS - 5.8%
9,383,329	First American Government Obligations, Class X, 5.26%(e) (Cost $9,383,329)	9,383,329

	TOTAL INVESTMENTS - 98.4% (Cost $146,818,838)	$158,012,509
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%	2,499,959
	NET ASSETS - 100.0%	$160,512,468

ADR	- American Depositary Receipt

LTD	- Limited Company

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Illiquid security. The total fair value of the security as of September 30, 2023 was $0, representing 0% of net assets.

(d)	Valued using unobservable inputs and fair valued by the adviser. Security is Level 3.

(e)	Rate disclosed is the seven day effective yield as of September 30, 2023.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

ASSETS
Investment securities:
At cost	$146,818,838
At fair value	$158,012,509
Receivable for securities sold	14,310,846
Receivable for tax reclaims	174,261
Dividends and interest receivable	159,785
Receivable for Fund shares sold	5,239
TOTAL ASSETS	172,662,640

LIABILITIES
Payable for securities purchased	11,701,273
Payable for Fund shares redeemed	235,861
Investment advisory fees payable	200,782
Distribution (12b-1) fees payable	12,256
TOTAL LIABILITIES	12,150,172
NET ASSETS	$160,512,468

Net Assets Consist Of:
Paid in capital	$144,389,431
Accumulated earnings	16,123,037
NET ASSETS	$160,512,468

Net Asset Value Per Share:
Class A Shares:
Net Assets	$19,604,926
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,036,442
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a)	$18.92
Maximum offering price per share (maximum sales charge of 5.75%)	$20.07

Class C Shares:
Net Assets	$9,359,824
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	517,722
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (b)	$18.08

Class I Shares:
Net Assets	$131,547,718
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,699,664
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share	$19.63	(c)

(a)	For certain purchases of $1 million or more, a 1.00% CDSC may apply to redemptions made within twelve months of purchase.

(b)	Purchases are subject to a 1.00% CDSC of the purchase price on shares redeemed during the first twelve months after their purchase.

(c)	The NAV for Class I shown above differs from the traded NAV on September 29, 2023 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF OPERATIONS
For theYear Ended September 30, 2023

INVESTMENT INCOME
Dividends (net of $25,686 foreign taxes withheld)	$2,044,485
Interest	375,519
TOTAL INVESTMENT INCOME	2,420,004

EXPENSES
Investment advisory fees (Note 5)	2,795,035
Distribution (12b-1) fees - Class A (Note 5)	59,461
Distribution (12b-1) fees - Class C (Note 5)	112,751
TOTAL EXPENSES	2,967,247
NET INVESTMENT LOSS	(547,243)

REALIZED AND UNREALIZED GAIN
Net realized gain from investments
Investments	6,079,471
Foreign currency translations	338
6,079,809

Net change in unrealized appreciation (depreciation) of investments	6,075,024

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	12,154,833

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,607,590

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2023	September 30, 2022
FROM OPERATIONS
Net investment loss	$(547,243)	$(1,489,182)
Net realized gain on investments and foreign currency transactions	6,079,809	17,937,040
Net change in unrealized appreciation (depreciation) of investments	6,075,024	(74,752,896)
Net increase (decrease) in net assets resulting from operations	11,607,590	(58,305,038)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(2,297,603)	(2,925,918)
Class C	(1,087,955)	(1,436,679)
Class I	(13,237,031)	(20,013,459)
Net decrease in net assets from distributions to shareholders	(16,622,589)	(24,376,056)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,401,218	6,891,196
Class C	7,294	387,740
Class I	8,238,086	28,253,151
Reinvestment of distributions to shareholders:
Class A	2,188,357	2,776,652
Class C	1,066,842	1,402,392
Class I	11,972,815	17,167,969
Payments for shares redeemed:
Class A	(8,518,541)	(5,575,090)
Class C	(2,188,112)	(1,831,004)
Class I	(27,572,620)	(63,508,184)
Net decrease in net assets resulting from shares of beneficial interest	(13,404,661)	(14,035,178)

TOTAL DECREASE IN NET ASSETS	(18,419,660)	(96,716,272)

NET ASSETS
Beginning of Year	178,932,128	275,648,400
End of Year	$160,512,468	$178,932,128

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year	For the Year
	Ended	Ended
	September 30, 2023	September 30, 2022
SHARE ACTIVITY
Shares Sold:
Class A	66,859	264,899
Class C	374	16,346
Class I	378,125	1,112,728
Shares Reinvested:
Class A	108,281	106,222
Class C	54,879	55,191
Class I	571,767	637,504
Shares Redeemed:
Class A	(404,786)	(222,249)
Class C	(109,971)	(77,104)
Class I	(1,288,436)	(2,579,222)
Net decrease in shares of beneficial interest outstanding	(622,908)	(685,685)

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019
Net asset value, beginning of year	$19.70	$28.24	$20.28	$20.35	$22.41
Activity from investment operations:
Net investment income (loss) (1)	(0.09)	(0.19)	(0.24)	0.56	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	1.24	(5.82)	9.86	0.14	(1.02)
Total from investment operations	1.15	(6.01)	9.62	0.70	(1.09)
Less distributions from:
Net investment income	—	—	(0.57)	—	—
Net realized gains	(1.93)	(2.53)	(1.09)	(0.77)	(0.97)
Total distributions	(1.93)	(2.53)	(1.66)	(0.77)	(0.97)
Net asset value, end of year	$18.92	$19.70	$28.24	$20.28	$20.35
Total return (2)	5.19%	(23.50)%	49.02%	3.25%	(4.78)%
Net assets, end of year (000s)	$19,605	$24,937	$31,549	$22,472	$41,925
Ratio of expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.75)%	(0.89)%	2.77%	(0.37)%
Portfolio Turnover Rate	91%	38%	60%	119%	108%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Total return shown excludes the effect of applicable sales load and redemption fees.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019
Net asset value, beginning of year	$19.03	$27.56	$19.82	$20.05	$22.25
Activity from investment operations:
Net investment income (loss) (1)	(0.24)	(0.37)	(0.42)	0.35	(0.22)
Net realized and unrealized gain (loss) on investments and foreign currency	1.22	(5.63)	9.63	0.19	(1.01)
Total from investment operations	0.98	(6.00)	9.21	0.54	(1.23)
Less distributions from:
Net investment income	—	—	(0.38)	—	—
Net realized gains	(1.93)	(2.53)	(1.09)	(0.77)	(0.97)
Total distributions	(1.93)	(2.53)	(1.47)	(0.77)	(0.97)
Net asset value, end of year	$18.08	$19.03	$27.56	$19.82	$20.05
Total return (2)	4.42%	(24.09)%	47.88%	2.47%	(5.47)%
Net assets, end of year (000s)	$9,360	$10,895	$15,930	$12,015	$18,515
Ratio of expenses to average net assets	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets	(1.21)%	(1.52)%	(1.64)%	1.77%	(1.11)%
Portfolio Turnover Rate	91%	38%	60%	119%	108%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Total return shown excludes the effect of applicable redemption fees.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I
	For the Year		For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended
	September 30, 2023		September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019
Net asset value, beginning of year	$20.33		$29.00	$20.81	$20.81	$22.83
Activity from investment operations:
Net investment income (loss) (1)	(0.04)		(0.13)	(0.17)	0.54	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.27		(6.01)	10.09	0.23	(1.03)
Total from investment operations	1.23		(6.14)	9.92	0.77	(1.05)
Less distributions from:
Net investment income	—		—	(0.64)	—	—
Net realized gains	(1.93)		(2.53)	(1.09)	(0.77)	(0.97)
Total distributions	(1.93)		(2.53)	(1.73)	(0.77)	(0.97)
Net asset value, end of year	$19.63		$20.33	$29.00	$20.81	$20.81
Total return (2)	5.44	% (3)	(23.32)%	49.32%	3.52%	(4.50)%
Net assets, end of year (000s)	$131,548		$143,101	$228,170	$152,494	$259,697
Ratio of expenses to average net assets	1.50%		1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.20)%		(0.51)%	(0.64)%	2.62%	(0.11)%
Portfolio Turnover Rate	91%		38%	60%	119%	108%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Total return shown excludes the effect of applicable redemption fees.

(3)	Total return represents aggregate total return based on net asset value.

See accompanying notes to financial statements.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

1.	ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment adviser of the Fund is 13D Management LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is capital appreciation. The Fund currently offers three classes of shares: Class A, Class C and Class I shares. The Fund’s Class A and Class I commenced operations on December 28, 2011; Class C commenced operations on December 11, 2012. Class A shares are subject to a maximum sales charge of 5.75% on purchases. Class A and C shares are subject to a contingent deferred sales charge of up to 1.00%. There are no sales charges on reinvested distributions. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Fund level income and expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative assets within the Fund. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using- exchange rates obtained from pricing services. The independent- pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non -traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non- traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2023, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$148,629,180	$—	$—	$148,629,180
Escrow Shares	—	—	—	—
Short-Term Investments	9,383,329	—	—	9,383,329
Total Investments	$158,012,509	$—	$—	$158,012,509

Additional disclosures surrounding level 3 investments were not significant to the financial statements.

*	Refer to the Schedule of Investments for industry classifications.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the Statement of Operations. For the year ended September 30, 2023, the Fund did not have any realized gains and losses on forward foreign currency contracts.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax- basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years for September 30, 2020 through September 30, 2022, or expected to be taken in the Fund’s September 30, 2023, tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Management Risk – The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser’s allocation of the Fund’s assets using its activist strategy. The adviser’s objective judgments, based on investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s investment strategy will produce the desired results. The adviser’s activist strategy may result in the Fund’s returns being more volatile than funds that pursue more conservative strategies.

Non-Diversification Risk – The Fund is a non-diversified investment company, which makes the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer. As a non-diversified fund, the Fund may invest greater than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $160,737,633 and $203,433,620, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At September 30, 2023, the tax cost of investments and unrealized appreciation (depreciation) is as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
13D Activist Fund	$148,194,864	$13,527,357	$(3,709,712)	$9,817,645

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pursuant to the investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, on behalf of the Fund, the Adviser pays all operating expenses of the Fund, except for the fee payments under the Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For the year ended September 30, 2023 the Adviser earned advisory fees of $2,795,035.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of the Class A and Class C shares (the “Plans”), pursuant to Rule 12b-1 of the 1940 Act. Class I does not have a Plan. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate 0.25% and 1.00% of its average daily net assets of Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales- related costs. For the year ended September 30, 2023, the Class A and Class C shares incurred distribution fees in the amount of $59,461, and $112,751, respectively.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Adviser pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

Each Trustee who is not affiliated with the Trust or an adviser to a fund within the Trust receives quarterly fees. For the year ended September 30, 2023, the Trustees received fees in the amount of $15,527, with respect to the Fund, paid by the Adviser.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2023, and September 30, 2022, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$—	$5,024,600
Long-Term Capital Gain	16,622,589	19,351,456
	$16,622,589	$24,376,056

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2023

As of September 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Long-	Post October Loss	Unrealized Appreciation/	Total Accumulated
Term Gains	and Late Year Loss	(Depreciation)	Earnings/(Deficits)
$6,678,563	$(373,171)	$9,817,645	$16,123,037

The difference between book basis and tax basis accumulated net realized gains and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $373,171.

During the fiscal year ended September 30, 2023, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the reclassification of net operating losses and the use of tax equalization credits, resulted in reclassifications for the Fund for the year ended September 30, 2023, as follows:

Distributable
Paid In Capital	Earnings
$(740,890)	$740,890

7.	RECENT REGULATORY UPDATE

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

13D Activist Fund
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
September 30, 2023

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended September 30, 2023 the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of 13D Activist Fund (the “Fund”), one of the funds constituting the Northern Lights Fund Trust (the “Trust”), as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

November 22, 2023

We have served as the auditor of one or more 13D Activist Fund investment companies since 2019.

13D Activist Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2023

As a shareholder of the 13D Activist Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and contingent deferred sales charges on certain sales of Class A and Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	4/1/23	9/30/23	4/1/23-9/30/23*	Expense Ratio
Class A	$1,000.00	$910.90	$8.38	1.75%
Class C	$1,000.00	$907.60	$11.96	2.50%
Class I	$1,000.00	$912.20	$7.19	1.50%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	4/1/23	9/30/23	4/1/23-9/30/23*	Expense Ratio
Class A	$1,000.00	$1,016.29	$8.85	1.75%
Class C	$1,000.00	$1,012.53	$12.61	2.50%
Class I	$1,000.00	$1,017.55	$7.59	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

13D Activist Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/23 – NLFT_v1

13D Activist Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President,Principal Executive Officer Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal,	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2023, the Trust was comprised of 66 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-413-3228.

9/30/23 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

13D Management LLC

152 West 57th Street, 41st Floor

New York, NY 10019

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

13DAF-AR23

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Anthony J. Hertl, Mark H. Taylor and Mark Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $16,320

2022 - $15,840

(b)	Audit-Related Fees

2023 - None

2022 - None

(c)	Tax Fees

2023 - $3,450

2022 - $3,350

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2023   2022

Audit-Related Fees:        0.00%  0.00%

Tax Fees:                     0.00%  0.00%

All Other Fees:             0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - None

2022 - None

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)            Not applicable

(j)            Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/4/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/4/23

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 12/4/23